UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 15, 2008
HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio		43287

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On April 15, 2008, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the quarter ended March 31, 2008. Also on April 15, 2008, Huntington made a Quarterly Financial Review available on its web site, www.huntington-ir.com.
     Huntington’s senior management will host an earnings conference call on April 16, 2008, at 10:00 a.m. EDT. The call may be accessed via a live Internet webcast at www.huntington-ir.com or through a dial-in telephone number at 800-223-1238; conference ID 39997024. Slides will be available at www.huntington-ir.com just prior to 10:00 a.m. EDT on April 16, 2008, for review during the call. A replay of the web cast will be archived in the Investor Relations section of Huntington’s web site at www.huntington-ir.com. A telephone replay will be available two hours after the completion of the call through April 30, 2008, at 800-642-1687; conference call ID 39997024.
     The information contained or incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) deterioration in the loan portfolio could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) merger revenue synergies may not be fully realized and/or within the expected timeframes; (3) changes in economic conditions; (4) movements in interest rates; (5) competitive pressures on product pricing and services; (6) success and timing of other business strategies; (7) the nature, extent, and timing of governmental actions and reforms; and (8) extended disruption of vital infrastructure. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s 2007 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements contained or incorporated by reference in this Current Report on Form 8-K are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement.
     The information contained or incorporated by reference in this Item 2.02, including Exhibit 99.1 (except for paragraphs 5 – 9 and the “2008 Outlook” section, which are furnished under Item 7.01) and Exhibit 99.2 to this Current Report on Form 8-K shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 7.01. Regulation FD Disclosure.
     Paragraphs 5 – 9, which contain quotes by Thomas E. Hoaglin, Chairman, President and CEO of Huntington, and the “2008 Outlook” section of the news release, dated April 15, 2008, attached as Exhibit 99.1 to this Current Report on Form 8-K, are furnished pursuant to this Item 7.01.

Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1 (except for paragraphs 5 – 9 and the “2008 Outlook” section, which are furnished under Item 7.01) and Exhibit 99.2 referenced below shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
(d) Exhibits.
Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated April 15, 2008.
Exhibit 99.2 – Quarterly Financial Review, March 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: April 15, 2008	By:	/s/ Donald R. Kimble
Donald R. Kimble
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, April 15, 2008.

Exhibit 99.2	Quarterly Financial Review, March 2008.